                                                                   EXHIBIT 10.11

                       PARAMETRIC TECHNOLOGY CORPORATION
                       1991 EMPLOYEE STOCK PURCHASE PLAN

                   (as adopted by the Board of Directors on
                November 21, 1990, approved by the stockholders
           on February 27, 1991, and amended to reflect one-for-two,
                          one-for-one and one-for-one
                  stock dividends effective on June 27, 1991,
            February 25, 1992 and February 25, 1993, respectively,
          amended by the Board of Directors on November 17, 1994, and approved by the stockholders on February 9, 1995


1.     Purposes.
       --------

       The 1991 Employee Stock Purchase Plan of Parametric Technology Corporation (the "Plan") is intended to provide a method whereby employees of Parametric Technology Corporation and participating subsidiaries (hereinafter collectively referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the common stock, $.01 par value per share, of the Company ("Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code. However, unless specified in the Code, the fact that an employee is not a resident of the United States and therefore may not receive the tax benefits under the Code will not bar such employee from participation in the Plan.

2.     Definitions.
       -----------

       (a) "Coordinator" means the officer of the Company or other person charged with day-to-day supervision of the Plan as appointed from time to time by the Board of Directors of the Company (the "Board of Directors"). The Manager of Human Resources of the Company shall be the initial Coordinator. Notice of any change in such Coordinator shall be given to all employees eligible under the Plan.

       (b) "Base Pay" means regular straight-time earnings (as the same may be adjusted from time to time), excluding payments for commissions, overtime, shift differentials, incentive compensation, bonuses and other special payments. Disability insurance payments shall not be included in Base Pay for purposes of the Plan

       (c) "employee" means any person who is customarily employed for 20 or more hours per week and more than five months in a calendar year by the Company or by a participating subsidiary.
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       (d)     "Offering Commencement Date" means the applicable date on which an Offering under the Plan commences pursuant to Paragraph 4.

       (e) "Offering Termination Date" means the applicable date on which an Offering under the Plan terminates pursuant to Paragraph 4.

       (f) "Participating subsidiary" means any present or future corporation which (i) is a "subsidiary corporation" as that term is defined in
Section 425 of the Code and (ii) is designated as a participant in the Plan by the Board of Directors or the Compensation Committee thereof.

3.Eligibility.
  -----------

       (a) Any employee who has completed at least 90 days of employment with the Company and who shall be employed by the Company on the applicable Offering Commencement Date shall be eligible to participate in such Offering under the Plan.

       (b.)    Any provision of the Plan to the contrary notwithstanding, no employee shall be granted an option under the Plan (an "Option") if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary (for purposes of this subparagraph the rules of Section 425(d) of the Code shall apply in determining stock ownership of any employee and the term subsidiary shall be as defined in Section 425(f) of the Code).

       (c) Any provision of the Plan or any other employee stock purchase plan of the Company to the contrary notwithstanding, no employee shall have the right to purchase Common Stock under the Plan to the extent that the fair market value (determined at the Offering Commencement Date in accordance with subparagraph 7(b)(1)) of the shares of Common Stock (or other stock of the Company and any subsidiary) which such employee would otherwise become entitled to purchase during the calendar year under the Plan and under all other employee stock purchase plans of the Company exceeds $25,000.

4.     Offering Dates.
       --------------

       The Plan will be implemented by seventeen (17) six-month offerings, one beginning every six months commencing April 1, 1991 until and including April 1, 1999 (referred to herein collectively as "Offerings" and individually as an "Offering"), as follows:

       (a) Offering I shall commence on April 1, 1991, and terminate on September 30, 1991.

       (b) Offering II shall commence on October 1, 1991, and terminate on March 31, 1992.

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

       (c) Offering III shall commence on April 1, 1992, and terminate on September 30, 1992.

       (d) Offering IV shall commence on October 1, 1992, and terminate on March 31, 1993.

       (e) Offering V shall commence on April 1, 1993, and terminate on September 30, 1993.

       (f) Offering VI shall commence on October 1, 1993, and terminate on March 31, 1994.

       (g) Offering VII shall commence on April 1, 1994, and terminate on September 30, 1994.

       (h) Offering VIII shall commence on September 30, 1994, and terminate on March 31, 1995.

       (i) Offering IX shall commence on April 3, 1995, and terminate on September 29, 1995.

       (j) Offering X shall commence on October 2, 1995, and terminate on March 29, 1996.

       (k) Offering XI shall commence on April 1, 1996, and terminate on September 30, 1996.

       (l) Offering XII shall commence on October 1, 1996, and terminate on March 31, 1997.

       (m) Offering XIII shall commence on April 1, 1997, and terminate on September 30, 1997.

       (n) Offering XIV shall commence on October 1, 1997, and terminate on March 31, 1998.

       (o) Offering XV shall commence on April 1, 1998, and terminate on September 30, 1998.

       (p) Offering XVI shall commence on October 1, 1998, and terminate on March 31, 1999.

       (q) Offering XVII shall commence on April 1, 1999, and terminate on September 30, 1999.

Participation in any one or more of the seventeen Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

5.     Participation.
       -------------

       (a) An eligible employee may become a participant in the Plan by completing an authorization for a payroll deduction ("Authorization") on the form provided by the Company and filing the Authorization with the Company at least 15 days and no more than 30 days prior to the applicable Offering Commencement Date immediately preceding such eligible employee's initial participation in the Plan. Such Authorization shall remain in effect until the participant files a new Authorization with the Company terminating his or her participation or otherwise amending the most recent Authorization by filing a new Authorization with the Company at least 15 days but no more than 30 days prior to the next Offering Commencement Date.

       (b) Payroll deductions for a participant shall commence with the first payday on or after the applicable Offering Commencement Date of the Offering for which such participant's Authorization is filed and shall end with the final payday on or before the Offering Termination Date of such Offering, unless sooner terminated pursuant to Paragraph 10.

6.     Payroll Deductions.
       ------------------

       (a) At the time a participant files his or her Authorization, the participant shall elect to have deductions made for his or her Base Pay on each payday during the time he or she is a participant in an Offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his or her Base Pay in effect on the applicable Offering Commencement Date. Notwithstanding the foregoing, the participant's participation in any one or combination of Offerings under the Plan, shall not exceed, in any fiscal year, an aggregate of the lesser of (i) $10,000 or (ii) 10% of the participant's Base Pay.

       (b) All payroll deductions made for a participant shall be credited to his or her account maintained by the Company under the Plan. A participant may not make any separate cash payment into such account.

       (c) Except as provided in Paragraph 10, a participant may not make any changes to his or her participation during an Offering and, specifically, a participant may not during an Offering alter the percentage of his or her Base Pay deducted and credited to his or her account under the Plan. However, if the Base Pay of the participating employee increases or decreases during the period of an Offering, the dollar amount of his or her payroll deductions will increase or decrease accordingly.

7.     Granting of Option.
       ------------------

       (a) Subject to Paragraph 3, for each of the Offerings, a participating employee shall be deemed to have been granted, on the applicable Offering Commencement Date, an Option to purchase, on the applicable Offering Termination Date, a maximum number of shares of Common Stock equal to an amount determined by (i) multiplying the employee's annualized base pay as of the Offering Commencement Date by the percentage of such base pay which he or she has elected to have withheld (but not in any case in excess of 10%); (ii) dividing such product by 85% of the fair market value of a share of the Common Stock on the applicable Offering Commencement Date; and (iii) multiplying such quotient by 1.25. For all purposes of the Plan, the fair market value of the Common Stock shall be determined as provided in clause (i) of subparagraph (b) below. For purposes of this paragraph (a), "Annualized Base Pay" shall mean Base Pay on an annualized basis, determined as follows: (i) in the case of a full-time employee normally paid on an hourly rate, by multiplying his or her normal hourly rate by 2080, (ii) in the case of a part-time employee normally paid on an hourly rate, by multiplying his or her normal hourly rate by the product of 52 times the number of hours in his or her normal work week, (iii) in the case of an employee normally paid at a bi-weekly rate, by multiplying his or her normal bi-weekly rate by 26, (iv) in the case of an employee normally paid at a weekly rate, by multiplying his or her normal weekly rate by 52, and (v) in the case of an employee normally paid at a monthly rate, by multiplying his or her normal monthly rate by 12.

       (b) The purchase price per share of Common Stock purchased during each Offering (the "Option Exercise Price") shall be the lower of:

               (i) 85% of the last sale price of the Common Stock on the NASDAQ National Market System or, if the Common Stock is listed on a national securities exchange, 85% of the closing price of the Common Stock on such exchange, on the applicable Offering Commencement Date (or on the next regular business day on which shares of Common Stock shall be traded if no shares of Common Stock shall have been traded on such Offering Commencement Date), as reported in The Wall Street Journal; or
                              -----------------------


               (ii) 85% of the last sale price of Common Stock on the NASDAQ National Market System or, if the Common Stock is listed on a national securities exchange, 85% of the closing price of the Common Stock on such exchange, on the applicable Offering Termination Date (or on the next regular business day on which shares of Common Stock shall be traded if no shares of Common Stock shall have been traded on such Offering Termination Date), as reported in The Wall Street Journal.
                              -----------------------

8.     Exercise of Option.
       ------------------

       With respect to each Offering during the term of the Plan:

       (a) Unless a participant has given written notice of withdrawal to the Company as provided in Paragraph 10, his or her Option will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions (without interest) in his or her account maintained by the Company under the Plan at that time will purchase at the applicable Option Exercise Price (provided that (i) such number of shares may be reduced pursuant to Paragraph 12 in the event the Offering is oversubscribed and (ii) such number of shares may not exceed the number of shares covered by the Option granted to the participant pursuant to Paragraph 7(a)), and any excess in his or her account at that time will be returned to him or her without interest promptly following the termination of the Offering.

       (b) Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall be returned (without interest) to a participant promptly following the termination of the Offering.

9.     Delivery.
       --------

       As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant a certificate representing the shares of Common Stock purchased upon the exercise of such participant's Option.

10.    Withdrawal.
       ----------

       (a) A participant may elect to withdraw all, but not less than all, payroll deductions credited to his or her account with the Company under any Offering at any time prior to the applicable Offering Termination Date by giving written notice of withdrawal to the Coordinator. All of the participant's payroll deductions credited to his or her account will be paid to the participant (without interest) promptly after receipt of such notice of withdrawal and no further payroll deductions will be made from his or her pay during such Offering. The Company may, at its option, treat any attempt by a participant to borrow on the security of accumulated payroll deductions as an election, under this Paragraph, to withdraw such deductions.

       (b) A participant's withdrawal from any Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company; provided,
                                                                   --------
however, that an officer (as defined in Section 16, and the rules promulgated
-------
thereunder ("Section 16"), of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or director of the Company who terminates his or her participation in the Plan prior to the end of any Offering may not participate in the next Offering under the Plan.

       (c) Upon termination of the participant's employment for any reason, including retirement but excluding death or disability (as defined in Section 22(e)(3) of the Code) while in the employ of the Company, such participant will be deemed to have withdrawn from participation in the pending Offering, and the payroll deductions credited to his or her account will be returned to the participant (without interest), or, in the case of his or her death subsequent to the termination of employment, to the person or persons entitled thereto under Paragraph 14.

       (d) Upon termination of the participant's employment because of disability or death, the participant or his or her beneficiary (as defined in Paragraph 14) shall have the right to elect, by written notice given to the Coordinator prior to the expiration of the period of 30 days commencing with the date of the disability or death of the participant, either

               (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan (without interest); or

               (ii) to exercise the participant's Option on the applicable Offering Termination Date for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions (without interest) in the participant's account at the date of the participant's disability or death will purchase at the applicable Option Exercise Price, and to receive any excess money in such account (without interest).

       If no such written notice of election is received by the Coordinator, the participant or beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's disability or death and the same will be paid promptly following such 30-day period to the participant or said beneficiary without interest.

11.    Interest.
       --------

       No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee.

12.    Stock.
       -----

       (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan during the Offerings is 1,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 17 .

       (b) Subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 17 and subject to adjustment for carry-over shares from previous Offerings as set forth below, the maximum number of shares available for sale under the Plan during Offerings I through VIII is as follows:

               Offering I     -    90,000
               Offering II    -    90,000
               Offering III   -    78,000
               Offering IV    -    78,000
               Offering V     -    72,000
               Offering VI    -    72,000
               Offering VII   -    60,000
               Offering VIII  -    60,000


If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with Paragraph 8 exceeds the maximum number of shares available for such Offering, the Company shall make a pro rata allocation (based on the number of shares subject to the Option held by each participant) of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him or her (without interest) as promptly as practicable. If less than the maximum number of shares available in an Offering (including any carryover shares from a previous Offering) are purchased during an Offering, the number not purchased shall be carried over to and made available in the next subsequent Offering.

       (c) Subject only to the limit set forth in Paragraph 12(a) above, there shall be no maximum number of shares available for sale during any of Offerings IX through XVII. If less than the maximum number of shares available in Offerings I through VII are purchased during such Offerings, the number not purchased shall be carried over to and made available for Offerings IX through
XVII. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with Paragraph 8 (together with all prior exercises under the Plan during such Offering) exceeds the maximum number of shares available under the Plan as set forth in Paragraph 12(a) above, the Company shall make a pro rata allocation (based on the number of shares subject to the Option held by each participant) of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him or her (without interest) as promptly as practicable. In such event, no further Offerings shall be commenced under the Plan unless and until the Plan is amended to increase the number of shares set forth in Paragraph 12(a) above.

       (d) The participant will have no interest in the Common Stock covered by his or her Option until such Option has been exercised.

       (e) Certificates for Common Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

13.    Administration.
       --------------

       The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Coordinator shall, for matters involving the Plan, be an ex officio member of that Committee. The
                                   ----------
interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Committee, subject, however, at all times to the final jurisdiction which shall rest in the Board of Directors. Determinations made by the Committee and approved by the Board of Directors with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, amended, or repealed by the Committee or the Board of Directors. The Company shall indemnify Committee members, to the fullest extent permitted by applicable law, for any expenses incurred in defending a civil or criminal action or proceeding, arising out of such member's actions with respect to administration of the Plan, in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if such member shall be adjudicated not to have acted in good faith in the reasonable belief that such member's action was in the best interest of the Company.

14.    Designation of Beneficiary
       --------------------------

       A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the participant. Such designation shall be effective as to all future distributions of cash and securities with respect to the participant's account under the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice to the Coordinator. Within 30 days after the participant's death, the beneficiary may, as provided in Paragraph 10(d), elect to exercise the participant's Option when it becomes exercisable on the Offering Termination Date of the then current Offering. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by the participant under the Plan, and notice of election of the beneficiary to exercise the participant's Option, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash to the spouse or to any one or dependents of the participant as the Company may determine. No beneficiary shall prior to the death of the participant by whom he has been designated acquire any interest in the stock or cash credited to the participant's account maintained by the Company under the Plan.

15.    Transferability.
       ---------------

       Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an Option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant otherwise than by will or the laws of descent and distribution or, in the case of an officer (as defined in Section 16 of the Exchange Act) or director of the Company, by such other means as may be permitted by Rule 16b-3 (or any successor provision) under the Exchange Act.
Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 10. Notwithstanding anything to the contrary contained herein, shares of Common Stock acquired under the Plan by an officer (as defined in Section 16 the Exchange Act) or director of the Company may not be assigned, transferred, pledged, or otherwise disposed of for at least six months following the Offering Termination Date of the Offering in which such shares of Common Stock are acquired.

16.    Use of Funds.
       ------------

       All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

17.    Effect of Changes of Common Stock.
       ---------------------------------

       In the event of any changes in outstanding shares of Common Stock by reason of stock dividends, subdivisions, combinations and exchanges of shares, recapitalizations, and the like, the aggregate number and class of shares available under the Plan and the Option Exercise Price per share shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any Options.

18.    Amendment or Termination.
       ------------------------

       The Committee or the Board of Directors may at any time terminate or amend the Plan, provided that no amendment may be made to the Plan without approval of the stockholders of the Company if such approval is required in order to comply with Rule 16b-3 under the Exchange Act and other applicable securities and tax laws. If the Board of Directors elects at any time to terminate the Plan, the payroll deductions credited to each participant's account will be returned to the participant (without interest) as soon as practicable after such termination.

19.    Notices.
       -------

       All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Coordinator.

20.    Merger or Consolidation.
       -----------------------

       If the Company shall at any time merge or consolidate with another corporation and the Company is the surviving entity, the holder of each Option then outstanding will thereafter be entitled to receive at the next Offering Termination Date upon the automatic exercise of such Option under Paragraph 8(a) (unless previously withdrawn pursuant to Paragraph 10) for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board of Directors shall take such steps in connection with such merger or consolidation as the Board of Directors shall deem necessary to ensure that the provisions of Paragraph 17 shall thereafter be applicable, as nearly as reasonably may be, to such securities or property. In the event of a merger or consolidation in which the Company is not the surviving entity, or of a sale of substantially all of the assets of the Company, the Plan shall terminate, and all payroll deductions credited to participants' accounts shall be returned to them (without interest) provided, however, that the Board of Directors may, in the event of such merger or sale, accelerate the Offering Termination Date of the Offering then in effect and permit participants to purchase shares under the Plan at such accelerated Offering Termination Date.

21.    Registration and Qualification of the Plan under Applicable Securities
       ----------------------------------------------------------------------
       Laws.
       ----

       No Option shall be granted under the Plan until such time as the Company has qualified and registered the shares which are subject to the Option under the applicable state and federal securities laws to the extent required by such laws.